EXHIBIT 10.3
GLOBALSECURE LTD.
2003 STOCK INCENTIVE PLAN
Section 1. Purpose
     The purpose of the Plan is to promote the interests of GlobalSecure Ltd. (“Company”) and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of contributing to the future success of the Company, offering such persons incentives to put forth maximum efforts for the success of the Company’s business and affording such persons an opportunity to acquire a proprietary interest in the Company.
Section 2. Definitions
     As used in the Plan, the following terms shall have the meanings set forth below:
          (a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
          (b) “Applicable Laws” means the legal requirements relating to stock options, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.”
          (c) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award or Other Stock-Based Award granted under the Plan.
          (d) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.
          (e) “Board” shall mean the Board of Directors of the Company.
          (f) “Cause” shall mean willful misconduct with respect to, or that is harmful to, the Company or any of its Affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Committee.
          (g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
          (h) “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, or if no such committee has been appointed, the Board. If a Committee has been appointed and the Company is then subject to the short-swing profit rule of Section 16 of the Securities Exchange Act of 1934, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 and an “outside Director” within the meaning of Section

162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code if and when Section 162(m) applies to compensation from the Company.
          (i) “Company” shall mean GlobalSecure Ltd. a Delaware corporation, and any successor corporation.
          (j) “Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.
          (k) “Consultant” means any person, including an advisor or Director, who is engaged by the Company or any Affiliate including any parent or subsidiary to render services and who is not an Employee.
          (l) “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (a) sick leave, military leave or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (b) transfers between locations of the Company or between the Company, its Affiliates or their respective successors; or (c) a change in status from an Employee to a Consultant or from a Consultant to an Employee.
          (m) “Director” shall mean a member of the Board.
          (n) “Eligible Person” shall mean any Employee, officer, Consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.
          (o) “Employee” means any person, including officers and Directors (who meet the requirements of this Section), employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Committee in its discretion, subject to any requirements of the Code. The payment of a Director’s fee by the Company to a Director shall not alone be sufficient to constitute “employment” of such Director by the Company.
          (p) “Fair Market Value” shall mean, as of any date, the fair market value of Common Stock determined as follows:
     (i) If the Common Stock is listed on any established U.S. stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, or, if there is more than one such system or exchange, the system or exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;
     (ii) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
     (iii) In the absence of an established U.S. market for the Common Stock, the Fair Market Value thereof shall be based on the Common Stock share price of the most recent private offering of Common Stock (or the derived price of Common Stock if the securities sold in such offering were convertible into, or exchangable for, Common Stock) and the last sale thereunder occurred within six (6) months before the determination of Fair Market Value is being made or if no such private offering has occurred, Fair Market Value shall be determined in good faith by the Committee.
          (q) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
          (r) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
          (s) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
          (t) “Optionee” shall mean a Participant who has been granted an Option.
          (u) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
          (v) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
          (w) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
          (x) “Person” shall mean any individual, corporation, partnership, association or trust.
          (y) “Plan” shall mean the GlobalSecure Ltd. 2003 Stock Incentive Plan, as amended and restated in full and as further amended from time to time, the provisions of which are set forth herein.

          (z) “Restricted Stock” shall mean any Shares granted under Section 6(c) of the Plan.
          (aa) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
          (bb) “Share” or “Shares” shall mean shares of Common Stock, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
          (cc) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3. Administration
          (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:
     (i) determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;
     (ii) select the Consultants and Employees to whom Awards may from time to time be granted hereunder;
     (iii) determine whether and to what extent Awards are granted hereunder;
     (iv) determine the number of shares of Common Stock to be covered by each such Award granted hereunder and the type of each such Award;
     (v) approve forms of agreement for use under the Plan;
     (vi) construe and interpret the terms of the Plan and Awards granted under the Plan;
     (vii) determine vesting schedules and any other terms and conditions of Awards, not inconsistent with this Plan;
     (viii) determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and
     (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.
          (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or to one or more officers of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.
          (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.
          (d) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants.
Section 4. Shares Available for Awards
          (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 5,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 5,000,000, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provisions.
          (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.
          (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property)

subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.
          (d) Award Limitations Under the Plan. To the extent required by Section 162(m) of the Code, no Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 1,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
Section 5. Eligibility
     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision (where “subsidiary corporation” also includes a single member limited liability company).
Section 6. Awards
          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
     (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.
     (ii) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (a) cash or check, (b) cancellation of indebtedness of the Company to Optionee, (c) promissory note (subject to approval by the Company, and provided that such note is for a term of not greater than five years and provides for a fair market rate of interest), (d) surrender of other Shares that (i) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company’s earnings, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by

Optionee as to which such Option shall be exercised, (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (f) any combination of the foregoing methods of payment, or (g) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.
(iii) Option Term. The term of each Option shall be fixed by the Committee.
(iv) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part.
     (A) Vesting Schedule. Except as authorized by the Committee as permitted under the terms of this Plan, no Option will be exercisable until it has vested. The Committee will specify the vesting schedule for each Option at the time of grant of the Option, provided that if no vesting schedule is specified at the time of grant, 25% of the Option shall vest on the last day of the second full calendar quarter after the calendar quarter which includes date of grant and the remainder of the Option shall vest pro rata at the end of each of the next 6 calendar quarters. For example, if a Participant were granted an option in January of a year and another Participant were granted an option in March of that year, in both cases the first 25% of the Options granted would vest on September 30 of such year and the balance would vest at the rate of 12.5% per quarter with the first 12.5% vesting on December 31 of that year.
     (B) Alternate Vesting Schedule. The Committee may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, an Affiliate, Parent, Subsidiary and/or Optionee, and as shall be permissible under the terms of the Plan.
     (v) Acceleration of Vesting. The vesting of one or more outstanding Options may be accelerated by the Committee at such times and in such amounts as it determines in its sole discretion.
     (vi) Procedure for Exercise; Rights as a Shareholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Committee, consist of any consideration and method of payment as described above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
     (vii) Termination for Cause. Notwithstanding the above, and unless otherwise set forth in the Award Agreement, if Participant’s Continuous Status as an Employee or Consultant is terminated for Cause, the Option shall automatically terminate upon first notification to Participant of such termination, unless the Plan Committee determines otherwise. If Participant’s employment or services are suspended pending an investigation of whether Participant shall be terminated for Cause, all of Participant’s rights under any Option likewise shall be suspended during the period of investigation.
     (viii) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:
     (A) The aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall not exceed $100,000.
     (B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the shareholders of the Company.
     (C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the

Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.
     (D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.
     (E) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.
          (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
          (c) Restricted Stock. The Committee is hereby authorized to grant Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
     (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.
     (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.
     (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock subject to restriction at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock.
          (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.
          (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants, subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.
          (f) General
     (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
     (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
     (iii) Rights of First Refusal. Until the date on which the initial registration of the Company’s common stock under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 as amended first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any Shares issued pursuant to an Award granted under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Committee and set forth in the agreement evidencing such right.
     (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution or to a Participant’s family member (as defined in Section A(a)(5) of the General Instructions to Form S-8 promulgated under the Securities Exchange Act of 1934, as amended) as a gift or under a domestic relations order and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
     (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in the case of an Incentive Stock Option such option shall not be exercisable after the expiration of 10 years from the date such option is granted.
     (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.
Section 7. Amendment and Termination; Adjustments
          (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:
     (i) would violate the rules or regulations of the NASDAQ National Market System or any securities exchange that are applicable to the Company; or
     (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.
          (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.
          (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.
Section 8. Income Tax and other Withholdings
     In order to comply with all applicable federal or state income tax laws and social security contributions or regulations and where applicable, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes and social security contributions, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of any such taxes or social security contributions to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation and social security contributions by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
Section 9. General Provisions
          (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.
          (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
          (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
          (e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.
          (f) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of New York .
          (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
          (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
          (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
          (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan
     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company within one year thereafter.
Section 11. Term of the Plan
     No Award shall be granted under the Plan after March 31, 2013 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.